UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2013

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West Marine, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive
Watsonville, California 95076
(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 15, 2013, West Marine, Inc. issued a press release announcing that, at its regularly scheduled meeting on March 14, 2013, the Board of Directors had approved a share repurchase program.  A copy of the press release is being furnished as Exhibit 99.1 of this report.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit:

99.1	Press Release dated March 15, 2013 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: March 15, 2013	By:	/s/ Thomas R. Moran
Thomas R. Moran
Senior Vice President and Chief Financial Officer

EXHIBIT 99.1
[WEST MARINE LOGO]

WEST MARINE ANNOUNCES SHARE REPURCHASE AUTHORIZATION

WATSONVILLE, CA, March 15, 2013 - West Marine, Inc. (Nasdaq: WMAR) the largest specialty retailer of boating supplies and accessories today announced that its Board of Directors has authorized a new share repurchase program through which West Marine, from time to time, may repurchase of its common stock in the open market or through privately negotiated transactions in an amount up to $10 million, with the amount and timing of repurchases to be determined by the company’s management.

This new program is being implemented primarily to mitigate the dilutive impact of shares issued under the company's omnibus equity incentive plan and its employee stock purchase plans.  West Marine currently plans to implement the repurchase program after the release of results for the second fiscal quarter of 2013.

Commenting on the new program, West Marine Chief Executive Officer Matthew Hyde said, “Our strong cash flow and solid financial position enable us to carry out this repurchase program, on a measured basis, without limiting our ability to invest capital in our key growth strategies.”

West Marine has no obligation to repurchase shares under the Board’s authorization, and the timing, actual number and price of shares that are purchased will depend on a number of factors, including the market value of West Marine’s common stock.  West Marine may suspend or discontinue this repurchase program at any time.

About West Marine

West Marine, the largest specialty retailer of boating supplies and accessories, has 299 company-operated stores located in 38 states, Puerto Rico and Canada and five franchised stores in Turkey. Our Direct-to-Consumer operations, which comprises our call center, direct mail and e-commerce channels, offers customers over 75,000 products plus the convenience of exchanging catalog and e-commerce purchases at our store locations. Our Port Supply division is one of the largest wholesale distributors of marine equipment, serving boat manufacturers, marine services, commercial vessel operators and government agencies. For more information on West Marine's products and store locations, or to start shopping, visit westmarine.com or call 1-800-BOATING (1-800-262-8464).

Special Note Regarding Forward-Looking Statements

This press release includes “forward-looking” information (as defined in the Private Securities Litigation Reform Act of 1995), including statements that are predictive or express expectations that depend on future events or conditions that involve risks and uncertainties. Future results and repurchases under the program may differ materially from the expectations expressed or implied in this release due to various risks, uncertainties or other factors, including risk factors set forth in West Marine’s annual report on Form 10-K for the fiscal year ended December 29, 2012. Except as required by applicable law, West Marine assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

Contact:  West Marine, Inc.
Tom Moran, Senior Vice President and Chief Financial Officer

(831) 761-4229